                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT
                            _______________________


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 June 18, 1999
               DATE OF REPORT (Date of earliest event reported)


                              ACXIOM CORPORATION
            (Exact name of registrant as specified in its charter)

     DELAWARE               0-13163               71-0581897
     (State or other    (Commission               (IRS Employer
     jurisdiction of    File Number)              Identification Number)
      incorporation)

                               1 Information Way
                          Little Rock, Arkansas 72202
                   (Address of principal executive offices)
                                  (Zip Code)

                                (501) 252-1000
             (Registrant's telephone number, including area code)
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Item 5.   Other Events.
          ------------

     On May 28, 1999, registrant acquired Computer Graphics of Arizona, Inc., and all of its affiliated companies in a stock-for-stock merger. Registrant accounted for the transaction as a pooling of interests. Because of this transaction, if registrant desires to file a registration statement under the Securities Act of 1933, registrant will be required to prepare restated financial statements reflecting such transaction.

     Registrant has prepared restated supplemental consolidated financial statements reflecting the above-described transaction and is filing them as
Exhibit 99 to this Current Report on Form 8-K so that registrant may incorporate such financial statements into any future registration statements by reference to this report.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

     (c)  Exhibits

          23.1 Consent of KPMG LLP

          23.2 Consent of PricewaterhouseCoopers LLP

          99 Supplemental Consolidated Financial Statements of Acxiom Corporation (as restated to reflect the acquisition of Computer Graphics of Arizona, Inc., and all of its affiliated companies on May 28, 1999)

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ACXIOM CORPORATION

                              By: /s/ Catherine L. Hughes
                                  -------------------------------
                                  Catherine L. Hughes
                                  Secretary and Corporate Counsel
Date: June 18, 1999
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                                 Exhibit Index

  Number in
Exhibit Table                       Exhibit
-------------                       -------

     23.1           Consent of KPMG LLP

     23.2           Consent of PricewaterhouseCoopers LLP

     99 Suppplemental Consolidated Financial Statements of Acxiom Corporation (as restated to reflect the acquisition of Computer Graphics of Arizona, Inc., and all of its affiliated companies on May 28, 1999)